New Frontier Energy, Inc.

Over the Counter Bulletin Board
Trading Symbol

NFEI

March  31, 2006

This document may contain forward-looking statements including declarations regarding New Frontier Energy, Inc. and it’s future and expected performance based on assumptions that the Company believes are reasonable. No assurances can be given that these statements will prove to be accurate. A number of risks and uncertainties could cause actual results to differ materially from these statements, including, without limitation, decreases in prices for natural gas and crude oil, unexpected decreases in gas and oil production, the timeliness, costs and success of development activities, unanticipated delays and costs resulting from regulatory compliance, and other risk factors described from time to time in the Company's periodic reports filed with the
Securities and Exchange Commission.  These statements are made only as of the date of this report and future events may cause them to be less likely to prove to be true.

Coal Bed Methane Gas Exploration/Development Slater
Dome Field/Coal Bank Draw Project

Location

Colorado Wyoming Border

(16 miles east of Baggs, WY)

35,000 acres under lease

Carbon County (WY)

Moffat County (CO)

Potential

Eleven coalbed methane wells currently in place

Producing from nine currently, one shut in awaiting connection to gathering line and one awaiting  a completion rig

.3 to 1.2 BCF per well from lower Iles coal section

Future drilling – 200 Wells

5-10 Years Program – 20 to 40 Wells per year

The Slater Dome Prospect is typical of a
coal gas project in that:

there is a long lead time from concept to
drilling the initial test well-to gas sales, and
even a longer time to reach peak gas rates,

the coal gas reserves are long life reserves,
typically 20+ years,

the projects are labor intensive and technology
driven,

require a significant land position (we
currently have 35,000 + acres under lease), and,

can grow to be very large projects with
numerous wells and facilities.

Slater Dome

Double Eagle

Cow Creek Field

Yates

Clayton
Williams

Anadarko Coal Units

Sierra Madre Field

Merit

Almond Coal Section

Pioneer Coal Section

Lower Williams Fork Coal Section

Upper Iles Coal Section

Type Log

Lower Iles Formation – Coals

Approx. 17’ Net in 90’ gross interval

Basal Iles Coal Seams

One of Eight Known Gas Seeps In Prospect Area

Gas Flare @ Robidoux 23-13 CBM

Drilling Rig on Robidoux 13-7

Gas Flare Robidoux 13-9 Sep. 2005

Gas Gathering Pipeline

Construction of the
gas gathering
sales line was
completed and gas
sales commenced
June 3, 2005.

NFEI is a major
interest holder in
the gas gathering
line.

                                Gas Gathering Line 18 Miles
Slater Dome to Questar tap at Baggs, WY

Questar Tap

Slater Dome Field

Gas Gathering Line

Current Status

Producing gas from nine of eleven
coal bed methane wells.

Bringing electric power to the
producing wells to decrease
operating expenses.

Purchasing additional acreage in the
Slater Dome Prospect and outside
the AMI along the gathering line.

Slater Dome Field

Total Wellhead Gas Production Mcfd

0

100

200

300

400

500

600

700

800

900

1000

1-Jun

1-Jul

1-Aug

1-Sep

1-Oct

1-Nov

1-Dec

1-Jan

1-Feb

1-Mar

1-Apr

1-May

Total Wellhead

864 Mcfd

Produced Gas

Project Potential

Drill the Iles coal seam on 80 acre spacing from Slater  Dome to the Sierra Madre field.

Approximately 150 potential locations in the Lower Iles Coals.

20-40 wells per year @ $300,000/well.

.3 to 1.2 BCF gas per well.

Potentially 75 to 150 BCF gas from Lower Iles coals.

Drill and test the Williams Fork Coals, Almond Coals, Upper Iles coals to determine future development.

Drill and test the Mesa Verde Sands, Shannon Sands, Niobrara formation as well as deeper cretaceous sands.

Atlantic Rim Average Daily Gas

From the Williams Fork Coals
(Cow Creek Field)

Atlantic Rim

Average Daily Gas Production All Wells

0

100

200

300

400

500

600

700

800

900

1000

24 wells

310 Mcfd

Median

(Black)

Williams Fork Coals Only

CBM Wells in 15-16N, 91-92W

Double Eagle and Anadarko Wells

These Wells

Not Yet Fracture Stimulated

Av

rage

(R?d)

Potential Drill Sites

17 Iles coal, 6 Williams Fork Coal,

2 Fort Union coal, 3 Niobrara, 2 Deep Creek

Local Competition

Anadarko.

400,000 acres and 9 units in the area, 70
producing or SI coal wells.

Double Eagle Petroleum.

90,000 net acres 21 producing Williams Fork
coal bed methane wells at the Cow Creek Field
(25 Mile NW of Slater Dome).

Clayton Williams.

70,000 acres, spuding deep test in 05’ with
shallow coal tests in 06.’

Local Competition

Yates Petroleum

    - 80,000 acres along the Cherokee
                        Ridge and Fort Union Coal
                        Fairway

Merit Energy

Fort Union Coal production at South
Baggs/West Side Canal

Environmental Compliances

Produced water quality sampling ,
monitoring and reporting.

Underground injection control
permits (UIC).

Wyoming Oil & Gas Conservation
Commission (WYOGCC) approved
evaporation pit.

Surface discharge application
approved.

Water Tanks  and  Water Transfer Pumps

Water Disposal Well and Injection Facility

12,000 BWPD Capability

   Environmental Compliance Water Disposal
  Surface Evaporation Pit At State 34-13-89 #1

Technology

Seismic program.

Help identify individual structures both

shallow and deep.

Help identify location of igneous intrusives

for increased heat source.

Help identify fault system for increase4d

fracturing, cleating and increased rank.

Technology

Horizontal drilling.

Help isolate individual coal seams with

increased gas content.

Eliminate the need for fracturing coal seams.

Helps eliminate produced water from vertical

fracturing.

Reduce the amount of well pads needed to

develop field.

Additional Company Goals

Build cash-flow.

Add proven reserves.

Add to existing production with an
aggressive drilling program.

Explore and develop company generated
oil and gas exploration projects.

Move to NASDAQ Small Cap Market or
AMEX

Market for Common Equity
and Related Stockholder
Matters

Stock traded on the OTC bulletin board
commencing June 2004.

52 week high September 25, 2005  $3.25.

52 week low February 10, 2005 $0.75

1,850 shareholders of record not including
shares held in street name.

4,273,600 shares in the Public float as of March
31, 2006

Proforma  Capitalization

Shares

$

Issued and outstanding February 28, 2006

4,078,319

-

$

Proforma issuances:

2.5% Convertible Debentures

2,197,750

-

2.5 % Convertible Debenture Warrants @ $2.00 per share

1,150,000

2,300,000

Placement Agent Warrants Debentures @ $1.20 per share

115,000

138,000

Placement Agent Warrants Debentures @ $2.00 per share

230,000

460,000

Series A Convertible Preferred

384,615

-

Series A Convertible Preferred Warrants @ $1.38 per share

81,522

112,500

Series B Convertible Preferred

4,726,500

-

Series B Convertible Preferred Warrants @ $1.38 per share

5,137,169

7,089,294

Bridge Loan Warrants @ $1.38 per share

81,522

112,500

Placement agent options and warrants Series B Convertible Preferred

1,033,043

1,064,249

Stock warrants issued to third parties

75,000

112,500

Stock warrants issued to third parties

200,000

400,000

Stock warrants issued to third parties

100,000

275,000

Shares issued and proceeds from common stock issuances

15,512,121

12,064,044

$

Proforma issued and outstanding

19,590,440

Average Monthly Close

Average Daily Volume

New Frontier Energy Contacts

Business

Paul Laird, CEO/President (303) 730-9994 x 225

plaird@nfeinc.com

Financial

Les Bates, CFO (303) 730-9994  x 226

lbates@nfeinc.com

Technical

Jubal S. Terry, Exploration Manager

(303) 730-9994 x 228 jterry@nfeinc.com

Grant Gaeth, Director/Geologist

(303) 730-9994 x 227     gg aeth@nfeinc.com

Investor Information

Investorinfo@nfeinc.com

Website: WWW.nfeinc.com

303-730-9994 x 224